INCOME TAXES	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
U.S. Tax Reform
As part of U.S. Tax Reform, the enacted U.S. federal corporate income tax rate was reduced from 35 per cent to 21 per cent effective January 1, 2018 and resulted in a remeasurement of existing deferred income tax assets and deferred income tax liabilities related to the Company's U.S. businesses to reflect the new lower income tax rate as at December 31, 2017.
For the Company’s U.S. businesses not subject to RRA, the reduction in enacted income tax rates resulted in a decrease in net deferred income tax liabilities and a deferred income tax recovery of $816 million in 2017. For the Company’s U.S. businesses subject to RRA, the reduction in income tax rates resulted in a reduction in net deferred income tax liabilities and the recognition of a net regulatory liability of $1,686 million on the Consolidated balance sheet at December 31, 2017.
Net deferred income tax liabilities related to the cumulative remeasurements of employee post-retirement benefits included in AOCI were also adjusted with a corresponding increase in deferred income tax expense of $12 million in 2017.
Given the significance of the legislation, the U.S. Securities and Exchange Commission (SEC) staff issued guidance which allowed registrants to record provisional amounts at December 31, 2017 which could be adjusted as additional information became available, prepared or analyzed during a measurement period not to exceed one year.
At December 31, 2017, the Company considered amounts recorded related to U.S. Tax Reform to be reasonable estimates, however, certain amounts were provisional as the Company’s interpretation, assessment and presentation of the impact of the tax law change were further clarified with additional guidance from regulatory, tax and accounting authorities received in 2018. With additional guidance provided during the permitted one-year measurement period, and upon finalizing its 2017 annual tax returns for its U.S. businesses, the Company recognized further adjustments to its deferred income tax liability and net regulatory liability balances as well as an additional deferred income tax recovery of $52 million in 2018.
In accordance with FERC Form 501-G and uncontested rate settlement filings, the ADIT balances for all pipelines held wholly or in part by TC PipeLines, LP were eliminated from their respective rate bases. As a result, net regulatory liabilities recorded for these assets pursuant to U.S. Tax Reform were written off, resulting in a further deferred income tax recovery of $115 million in 2018.
Under U.S. Tax Reform, the U.S. Treasury and the U.S. Internal Revenue Service issued proposed regulations in late 2018 which provided administrative guidance and clarified certain aspects of new laws with respect to interest deductibility, base erosion and anti-abuse tax (BEAT), the new dividend received deduction and anti-hybrid rules. In 2019, the U.S. Treasury and the U.S. Internal Revenue Service issued final BEAT regulations which did not have a material impact on the Company. The remaining proposed regulations are complex and comprehensive, and considerable uncertainty continues to exist pending release of the final regulations which is expected to occur in early 2020. If the proposed regulations are enacted as currently drafted, they are not expected to have a material impact on the Company's consolidated financial statements as at December 31, 2019.
Mexico Tax Reform
In late 2019, Mexico passed tax reform legislation related to, among other things, interest deductibility and tax reporting. These changes did not have an impact on the 2019 consolidated financial statements. The Company is currently assessing the impact for 2020 and future years.
Alberta Tax Rate Reduction
In June 2019, a reduction to the Alberta corporate tax rate was enacted. For the Company's Canadian businesses not subject to RRA, this resulted in a decrease in net deferred income tax liabilities and a deferred income tax recovery of $32 million. For the Company's Canadian businesses subject to RRA, this rate change resulted in the reduction of both net deferred income tax liabilities and long-term regulatory assets of $83 million on the Consolidated balance sheet at December 31, 2019.
Provision for Income Taxes

year ended December 31	2019	2018	2017
(millions of Canadian $)

Current
Canada	84	65	113
Foreign[1]	615	250	36
	699	315	149
Deferred
Canada	(29)	49	(185)
Foreign	84	235	751
Foreign – U.S. Tax Reform and 2018 FERC Actions	—	(167)	(804)
	55	117	(238)
Income Tax Expense/(Recovery)	754	432	(89)

1
The December 31, 2019 current foreign Income tax expense mainly relates to the Columbian midstream sale that closed on August 1, 2019. Refer to Note 27, Acquisitions and dispositions, for additional information.

Geographic Components of Income before Income Taxes

year ended December 31	2019	2018	2017
(millions of Canadian $)

Canada	1,144	433	(339)
Foreign	4,043	3,516	3,645
Income before Income Taxes	5,187	3,949	3,306

Reconciliation of Income Tax Expense/(Recovery)

year ended December 31	2019	2018	2017
(millions of Canadian $)

Income before income taxes	5,187	3,949	3,306
Federal and provincial statutory tax rate	26.5%	27.0%	27.0%
Expected income tax expense	1,375	1,066	893
Valuation allowance release	(259)	—	—
Foreign income tax rate differentials	(206)	(432)	(81)
Income tax differential related to regulated operations	(159)	(54)	(42)
(Income)/loss from non-controlling interests	(78)	50	(64)
Alberta tax rate reduction	(32)	—	—
Non-taxable portion of capital gains	(28)	(11)	(42)
Non-deductible goodwill on the Columbia midstream disposition	154	—	—
U.S. Tax Reform and 2018 FERC Actions	—	(167)	(804)
Asset impairment charges	—	—	34
Non-deductible amounts	—	—	4
Other	(13)	(20)	13
Income Tax Expense/(Recovery)	754	432	(89)

Deferred Income Tax Assets and Liabilities

at December 31	2019	2018
(millions of Canadian $)

Deferred Income Tax Assets
Tax loss and credit carryforwards	1,046	1,238
Regulatory and other deferred amounts	692	858
Difference in accounting and tax bases of impaired assets and assets held for sale	538	574
Unrealized foreign exchange losses on long-term debt	260	491
Financial instruments	23	—
Other	70	292
	2,629	3,453
Less: Valuation allowance	673	1,159
	1,956	2,294
Deferred Income Tax Liabilities
Difference in accounting and tax bases of plant, property and equipment and PPAs	6,197	6,449
Equity investments	1,087	1,069
Taxes on future revenue requirement	232	300
Other	106	180
	7,622	7,998
Net Deferred Income Tax Liabilities	5,666	5,704
The above deferred tax amounts have been classified on the Consolidated balance sheet as follows:

at December 31	2019	2018
(millions of Canadian $)

Deferred Income Tax Assets
Intangible and other assets (Note 13)	37	322
Deferred Income Tax Liabilities
Deferred income tax liabilities	5,703	6,026
Net Deferred Income Tax Liabilities	5,666	5,704

At December 31, 2019, the Company has recognized the benefit of non-capital loss carryforwards of $1,929 million (2018 – $1,867 million) for federal and provincial purposes in Canada, which expire from 2030 to 2039. In addition, the Company has not yet recognized the benefit of capital loss carryforwards of $598 million (2018 – $821 million) for federal and provincial purposes in Canada. The Company also has Ontario minimum tax credits of $102 million (2018 – $91 million), which expire from 2026 to 2039.
At December 31, 2019, the Company has fully recognized the benefit of net operating loss carryforwards of US$1,098 million (2018 – US$889 million) for federal purposes in the U.S., which expire from 2029 to 2037.
At December 31, 2019, the Company has recognized the benefit of net operating loss carryforwards of US$4 million (2018 – US$3 million) in Mexico, which expire from 2024 to 2029.
The Company recorded a valuation allowance of $673 million and $1,159 million against the deferred income tax asset balances as at December 31, 2019 and December 31, 2018, respectively. The decrease in the valuation allowance is primarily a result of the foreign exchange movement on unrecognized capital losses, realized capital gains and the rationalization of legal entities. These changes resulted in a deferred income tax recovery of $259 million being recognized in 2019. As of each reporting date, the Company considers new evidence, both positive and negative, that could affect its view of the future realization of deferred tax assets. As at December 31, 2019, the Company determined there was sufficient positive evidence to conclude that it is more likely than not that the net deferred tax assets will be realized.
Unremitted Earnings of Foreign Investments
Income taxes have not been provided on the unremitted earnings of foreign investments that the Company does not intend to repatriate in the foreseeable future. Deferred income tax liabilities would have increased at December 31, 2019 by approximately $648 million (2018 – $619 million) if there had been a provision for these taxes.
Income Tax Payments
Income tax payments of $713 million, net of refunds, were made in 2019 (2018 – payments, net of refunds, of $338 million; 2017 – payments, net of refunds, of $247 million).
Reconciliation of Unrecognized Tax Benefit
Below is the reconciliation of the annual changes in the total unrecognized tax benefit:

at December 31	2019	2018	2017
(millions of Canadian $)

Unrecognized tax benefit at beginning of year	19	15	18
Gross increases – tax positions in prior years	13	13	—
Gross decreases – tax positions in prior years	(1)	(5)	(1)
Gross increases – tax positions in current year	—	—	2
Lapse of statutes of limitations	(2)	(4)	(4)
Unrecognized Tax Benefit at End of Year	29	19	15

Subject to the results of audit examinations by taxing authorities and other legislative amendments, TC Energy does not anticipate further adjustments to the unrecognized tax benefits during the next 12 months that would have a material impact on its financial statements.
TC Energy and its subsidiaries are subject to either Canadian federal and provincial income tax, U.S. federal, state and local income tax or the relevant income tax in other international jurisdictions. The Company has substantially concluded all Canadian federal and provincial income tax matters for the years through 2011. Substantially all material U.S. federal, state and local income tax matters have been concluded for years through 2013. Substantially all material Mexico income tax matters have been concluded for years through 2013.
TC Energy's practice is to recognize interest and penalties related to income tax uncertainties in Income tax expense. Income tax expense for the year ended December 31, 2019 reflects $4 million of interest expense (2018 – $1 million of interest recovery; 2017 – nil of interest expense). At December 31, 2019, the Company accrued $7 million in interest expense (December 31, 2018 – $3 million). The Company incurred no penalties associated with income tax uncertainties related to Income tax expense for the years ended December 31, 2019, 2018 and 2017 and no penalties were accrued as at December 31, 2019 and 2018.